                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                 PALFED, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                          FOR MORE INFORMATION CALL:
                                          PALFED, INC.
                                          107 Chesterfield Street S.
                                          Aiken, South Carolina 29801
                                          John C. Troutman
                                          President and CEO
                                          (803) 642-1433
                                          February 12, 1997
                                          FOR IMMEDIATE RELEASE

                    PALFED, INC. ANNOUNCES DIRECTOR NOMINEE

    AIKEN, South Carolina, February 12, 1997 -- The PALFED, INC. (NASDAQ:PALM) ("PALFED") Board or Directors announced the nomination of Edwin S. Pearlstine, Jr. for membership on the Board of Directors of PALFED, Inc. and its banking subsidiary, Palmetto Federal Savings Bank of South Carolina. Mr. Pearlstine, President of Pearlstine Distributors, Inc. of Charleston, will be a candidate for election by the shareholders at the Company's Annual Meeting, which is scheduled for April 22, 1997. Other candidates for election are incumbent PALFED directors William F. Cochrane, E. Larry Hutto and Charles E. Simons, III.

    Albert H. Peters, Jr., PALFED's Chairman, said, "Edwin Pearlstine is the ideal candidate from Charleston to represent not only that vital part of our franchise, but provide valuable input and leadership for our Company as we move into the exciting future. He is an outstanding business and community leader who will be a great asset to our Boards."

    PALFED, INC. is a South Carolina corporation whose principal subsidiary, Palmetto Federal Savings Bank of South Carolina, operates 21 banking and eight mortgage lending offices in South Carolina and one mortgage lending office in Georgia. PALFED's common stock is traded in the Nasdaq National Market System under the symbol "PALM".